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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005 (December 8,
                                     2004)

                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 0-6136

                   Minnesota                                     41-0823592
(State or other jurisdiction of incorporation)      (I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois                            60613
(Address of principal executive offices)                        (Zip Code)

                                 (773) 832-3088
                        (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CORUS BANKSHARES, INC.

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Corus Bankshares Inc. is filing this Current Report on Form 8-K to file, among others, the following plans, arrangements and forms of agreements that the company has adopted and intends to apply from time to time with respect to its directors and officers: (i) form of Non-Qualified Stock Option Agreement under the 1999 Stock Option Plan (Transferable); (ii) form of Non-Qualified Stock Option Agreement under the 1999 Stock Option Plan (Non-Transferable), (iii) form of Change of Control Agreement between the company and certain of its officers from time to time; (iv) Amended and Restated Corus Bank N.A. Commission Program for Commercial Loan Officers (effective November 1, 2004); and (v) Summary Description of Corus Bankshares Compensation for Directors. Copies of these documents are filed as Exhibits 99.1 through 99.5 to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On December 8, 2004, Steven D. Fifield resigned as a director of Corus Bankshares for personal reasons. His resignation was not the result of any disagreement with the company regarding the company's operations, policies or practices.

On February 15, 2005, Corus Bankshares, Inc.'s Board of Directors appointed Kevin R. Callahan as a Director of Corus Bankshares, Inc. Additionally, Mr. Callahan was named as a member of the Audit Committee.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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
99.1              Form of Non-Qualified Stock Option Agreement under the 1999
                  Stock Option Plan (Transferable).

99.2              Form of Non-Qualified Stock Option Agreement under the 1999
                  Stock Option Plan (Non-Transferable).

99.3 Form of Change of Control Agreement between the company and certain of its officers from time to time.

*99.4             Amended and Restated Corus Bank N.A. Commission Program for
                  Commercial Loan Officers (effective November 1, 2004).

99.5              Summary Description of Corus Bankshares Compensation for
                  Directors.

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* Confidential treatment requested for portions of this document.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CORUS BANKSHARES, INC.
                                   (Registrant)

February 16, 2005             By: /s/ Michael E. Dulberg
                                  ----------------------
                              Michael E. Dulberg
                              Senior Vice President and Chief Accounting Officer

                              (Principal Accounting Officer and duly authorized Officer of Registrant)